WaFd, Inc.
Fact Sheet
December 31, 2023
($ in Thousands)

					Exhibit 99.2

	As of 06/23		As of 09/23		As of 12/23
Allowance for Credit Losses (ACL) - Total	$204,569		$201,707		$201,820
ACL - Loans	178,069		177,207		179,320
ACL - Unfunded Commitments	26,500		24,500		22,500
Total ACL as a % of Gross Loans	1.03%		1.03%		1.04%

	06/23 QTR	06/23 YTD	09/23 QTR	09/23 YTD	12/23 QTR	12/23 YTD
Loan Originations - Total	$870,963	$3,953,363	$748,793	$4,702,156	$871,446	$871,446
Multi-Family	12,604	127,823	8,965	136,788	10,408	10,408
Commercial Real Estate	21,538	192,136	31,225	223,361	63,616	63,616
Commercial & Industrial	372,718	1,781,585	250,875	2,032,460	419,046	419,046
Construction	143,600	899,400	147,571	1,046,971	150,977	150,977
Land - Acquisition & Development	1,912	32,059	2,887	34,946	12,557	12,557
Single-Family Residential	168,532	469,027	141,103	610,130	83,514	83,514
Construction - Custom	77,210	265,406	81,378	346,784	46,302	46,302
Land - Consumer Lot Loans	4,894	15,599	5,534	21,133	3,849	3,849
HELOC	38,287	117,541	36,489	154,030	40,996	40,996
Consumer	29,668	52,787	42,766	95,553	40,181	40,181

Purchased Loans (including acquisitions)	$—	$80,015	$—	$80,015	$—	$—

Net Loan Fee and Discount Accretion	$4,859	$15,441	$4,689	$20,130	$4,613	$4,613

Repayments
Loans	$1,103,238	$3,445,990	$989,279	$4,435,269	$1,153,510	$1,153,510
MBS	43,639	125,303	56,648	181,951	36,437	36,437

MBS Premium Amortization (Accretion)	$1,436	$1,372	$(106)	$1,266	$(64)	$(64)

Efficiency
Operating Expenses/Average Assets	1.71%	1.71%	1.70%	1.74%	1.73%	1.73%
Efficiency Ratio (%)	51.90%	50.29%	51.78%	50.65%	58.02%	58.02%
Amortization of Intangibles	$240	$726	$254	$980	$266	$266

EOP Numbers
Shares Issued and Outstanding	64,721,190		64,736,916		64,254,700

Share repurchase information
Remaining shares authorized for repurchase	2,559,611		2,559,183		1,861,290
Shares repurchased	1,116,649	1,164,733	428	1,165,161	697,893	697,893
Average share repurchase price	$25.62	$26.14	$30.41	$26.14	$24.45	$24.45

WaFd, Inc.
Fact Sheet
December 31, 2023
($ in Thousands)

Tangible Common Shareholders' Book Value	As of 06/23		As of 09/23		As of 12/23
$ Amount	$1,784,997		$1,815,807		$1,840,901
Per Share	27.58		28.05		28.65

# of Employees	2,115		2,120		2,092

Investments
Available-for-sale:
Agency MBS	$950,210		$912,844		$940,763
Other	1,086,023		1,082,253		1,077,682
	$2,036,233		$1,995,097		$2,018,445
Held-to-maturity:
Agency MBS	$434,172		$423,586		$415,079
	$434,172		$423,586		$415,079

	As of 06/23		As of 09/23		As of 12/23
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$2,889,635	14.5%	$2,907,086	14.8%	$3,054,426	15.8%
Commercial Real Estate	3,239,387	16.3	3,344,959	17.0	3,351,113	17.3
Commercial & Industrial	2,496,778	12.5	2,321,717	11.8	2,371,393	12.2
Construction	3,578,430	17.9	3,318,994	16.9	2,868,207	14.8
Land - Acquisition & Development	216,185	1.1	201,538	1.0	190,732	1.0
Single-Family Residential	6,313,561	31.7	6,451,270	32.8	6,535,073	33.8
Construction - Custom	757,171	3.8	672,643	3.4	543,748	2.8
Land - Consumer Lot Loans	134,967	0.7	125,723	0.7	119,735	0.6
HELOC	224,917	1.1	234,410	1.2	243,742	1.3
Consumer	76,813	0.4	70,164	0.4	74,884	0.4
	19,927,844	100%	19,648,504	100%	19,353,053	100%
Less:
Allowance for Credit Losses (ACL)	178,069		177,207		179,320
Loans in Process	2,270,038		1,895,940		1,516,522
Net Deferred Fees, Costs and Discounts	95,549		98,807		72,589
Sub-Total	2,543,656		2,171,954		1,768,431
	$17,384,188		$17,476,550		$17,584,622

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$2,845,457	16.4%	$2,873,439	16.4%	$3,008,665	17.1%
Commercial Real Estate	3,190,319	18.4	3,281,258	18.8	3,303,286	18.8
Commercial & Industrial	2,428,825	14.0	2,256,546	12.9	2,304,148	13.1
Construction	1,731,519	10.0	1,809,528	10.4	1,666,643	9.5
Land - Acquisition & Development	154,411	0.9	149,645	0.9	142,052	0.8
Single-Family Residential	6,231,509	35.8	6,360,961	36.4	6,466,893	36.8
Construction - Custom	372,824	2.1	321,670	1.8	261,377	1.5
Land - Consumer Lot Loans	130,224	0.7	121,330	0.7	115,572	0.6
HELOC	225,388	1.3	234,895	1.3	244,171	1.4
Consumer	73,712	0.4	67,278	0.4	71,815	0.4
	$17,384,188	100%	$17,476,550	100%	$17,584,622	100%

WaFd, Inc.
Fact Sheet
December 31, 2023
($ in Thousands)

	As of 06/23		As of 09/23		As of 12/23
Loans by State	AMOUNT	%	AMOUNT	%	AMOUNT	%
Washington	$5,549,532	31.6%	$5,471,235	31.0%	$5,476,536	30.8%
Idaho	877,573	5.0	891,240	5.0	908,006	5.1
Oregon	2,306,181	13.1	2,350,173	13.3	2,391,543	13.5
Utah	1,849,187	10.5	1,939,332	11.0	1,984,396	11.2
Nevada	758,988	4.3	740,394	4.2	772,743	4.3
Texas	2,381,783	13.6	2,403,111	13.6	2,435,784	13.7
Arizona	2,435,541	13.9	2,455,866	13.9	2,377,491	13.4
New Mexico	728,140	4.2	735,073	4.2	745,931	4.2
Other	675,332	3.8	667,333	3.8	671,512	3.8
Total	$17,562,257	100%	$17,653,757	100%	$17,763,942	100%

Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans:
Multi-Family	$5,951	10.8%	$5,127	10.2%	$132	0.3%
Commercial Real Estate	1,087	2.0	23,435	46.5	24,283	53.7
Commercial & Industrial	31,686	57.3	6,082	12.1	4,437	9.8
Construction	—	—	—	—	—	—
Land - Acquisition & Development	—	—	—	—	—	—
Single-Family Residential	15,510	28.0	14,918	29.6	15,396	34.0
Construction - Custom	87	0.2	88	0.1	88	0.2
Land - Consumer Lot Loans	122	0.2	9	—	57	0.1
HELOC	801	1.4	736	1.5	603	1.3
Consumer	32	0.1	27	—	262	0.6
Total non-accrual loans	55,276	100%	50,422	100%	45,258	100%
Real Estate Owned	8,371		4,149		6,820
Other Property Owned	3,353		3,353		3,310
Total non-performing assets	$67,000		$57,924		$55,388

Non-accrual loans as % of total net loans	0.32%		0.29%		0.26%
Non-performing assets as % of total assets	0.30%		0.26%		0.24%

Net Charge-offs (Recoveries) by Category	06/23 QTR	CO % (a)	09/23 QTR	CO % (a)	12/23 QTR	CO % (a)
Multi-Family	$—	—%	$—	—%	$—	—%
Commercial Real Estate	—	—	(98)	(0.01)	(2)	—
Commercial & Industrial	10,459	1.68	29,242	5.04	30	0.01
Construction	—	—	—	—	—	—
Land - Acquisition & Development	(24)	(0.04)	(24)	(0.05)	(32)	(0.07)
Single-Family Residential	(18)	—	(16)	—	(120)	(0.01)
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	(9)	(0.03)	(9)	(0.03)	(9)	(0.03)
HELOC	—	—	(1)	—	(1)	—
Consumer	(57)	(0.30)	268	1.53	21	0.11
Total net charge-offs (recoveries)	$10,351	0.21%	$29,362	0.60%	$(113)	—%
(a) Annualized Net Charge-offs (recoveries) divided by Gross Balance

WaFd, Inc.
Fact Sheet
December 31, 2023
($ in Thousands)

	As of 06/23			As of 09/23			As of 12/23
Deposits & Branches by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$7,505,777	46.6%	71	$7,627,674	47.5%	71	$7,881,675	49.1%	71
Idaho	1,047,730	6.5	22	972,424	6.1	22	921,611	5.7	22
Oregon	2,810,153	17.4	36	2,820,338	17.4	36	2,460,582	15.4	36
Utah	837,696	5.2	9	662,192	4.1	9	617,113	3.9	9
Nevada	496,316	3.1	8	495,794	3.1	8	504,217	3.1	8
Texas	363,460	2.2	6	381,576	2.4	5	566,940	3.5	5
Arizona	1,605,868	10.0	28	1,635,345	10.2	28	1,599,257	10.0	28
New Mexico	1,453,424	9.0	19	1,474,986	9.2	19	1,487,392	9.3	19
Total	$16,120,424	100%	199	$16,070,329	100%	198	$16,038,787	100%	198

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Interest Checking	$2,729,888	16.9%		$2,706,448	16.8%		$2,604,281	16.2%
Interest Checking	4,124,463	25.6		3,882,715	24.2		4,084,933	25.5
Savings	874,256	5.4		817,547	5.1		777,204	4.9
Money Market	3,527,968	21.9		3,358,603	20.9		3,191,646	19.9
Time Deposits	4,863,849	30.2		5,305,016	33.0		5,380,723	33.5
Total	$16,120,424	100%		$16,070,329	100%		$16,038,787	100%

Deposits Uninsured & Non-collateralized - EOP	$4,033,174	25.0%		$4,124,355	25.7%		$4,182,289	26.1%

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$1,402,532	3.28%		$2,345,588	3.84%		$2,150,962	4.00%
From 4 to 6 months	1,500,396	3.22%		1,517,379	3.89%		678,257	3.64%
From 7 to 9 months	1,017,655	3.67%		408,399	3.84%		407,869	3.42%
From 10 to 12 months	400,959	3.73%		323,741	3.02%		1,189,019	4.43%

Borrowings (Effective Maturity)	Amount	Rate		Amount	Rate		Amount	Rate
Within 1 year	$2,650,000	5.14%		$2,750,000	5.05%		$2,975,000	4.99%
1 to 3 years	300,000	2.11%		100,000	1.70%		100,000	1.65%
3 to 5 years	—	—%		—	—%		—	—%
More than 5 years	800,000	0.61%		800,000	0.61%		800,000	0.58%
Total	$3,750,000			$3,650,000			$3,875,000

Interest Rate Risk
NPV post 200 bps shock (b)		9.9%			9.5%			8.8%
Change in NII after 200 bps shock (b)		3.0%			(2.0)%			(1.0)%
(b) Assumes no balance sheet management actions taken.

WaFd, Inc.
Fact Sheet
December 31, 2023
($ in Thousands)

Historical CPR Rates (c)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

12/31/2021	25.0%	35.3%
3/31/2022	18.4%	28.6%
6/30/2022	13.1%	20.9%
9/30/2022	8.1%	14.7%
12/31/2022	6.3%	12.6%
3/31/2023	5.8%	8.9%
6/30/2023	7.9%	11.8%
9/30/2023	7.0%	14.5%
12/31/2023	6.6%	9.7%

(c) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

WaFd, Inc.
Fact Sheet
December 31, 2023
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	June 30, 2023			September 30, 2023			December 31, 2023
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$17,307,298	$232,167	5.38%	$17,397,745	$240,998	5.50%	$17,533,944	$245,792	5.58%
Mortgage-backed securities	1,349,264	10,454	3.11	1,375,938	11,695	3.37	1,337,174	11,266	3.35
Cash & investments	1,879,893	27,249	5.81	1,841,726	26,536	5.72	1,851,301	27,354	5.88
FHLB Stock	131,191	2,610	7.98	120,005	2,481	8.20	124,019	2,434	7.81

Total interest-earning assets	20,667,646	272,480	5.29%	20,735,414	281,710	5.39%	20,846,438	286,846.027	5.47%
Other assets	1,445,635			1,498,327			1,535,021
Total assets	$22,113,281			$22,233,741			$22,381,459

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	$13,019,055	70,062	2.16%	$13,245,484	83,402	2.50%	$13,248,450	96,671	2.90%
Borrowings	3,595,879	33,718	3.76	3,478,261	34,611	3.95	3,718,207	37,938	4.06

Total interest-bearing liabilities	16,614,934	103,780	2.51%	16,723,745	118,013	2.80%	16,966,657	134,609	3.16%
Noninterest-bearing customer accounts	2,826,538			2,761,622			2,654,982
Other liabilities	275,522			316,528			312,240
Total liabilities	19,716,994			19,801,895			19,933,879
Stockholders’ equity	2,396,287			2,431,846			2,447,580
Total liabilities and equity	$22,113,281			$22,233,741			$22,381,459

Net interest income/interest rate spread		$168,700	2.78%		$163,697	2.59%		$152,237	2.32%

Net interest margin (1)			3.27%			3.13%			2.91%

(1) Annualized net interest income divided by average interest-earning assets

WaFd, Inc.
Fact Sheet
December 31, 2023
Delinquency Summary
($ in Thousands)

TYPE OF LOANS				# OF LOANS				% based		% based
	#LOANS	AVG Size	LOANS AMORTIZED COST	30	60	90	Total	on #	$ Delinquent	on $
December 31, 2023
Multi-Family	1,147	2,635	$3,022,457	—	—	1	1	0.09%	$132	—%
Commercial Real Estate	1,205	2,765	3,332,293	2	—	5	7	0.58	25,217	0.76
Commercial & Industrial	1,953	1,211	2,364,982	11	2	7	20	1.02	7,141	0.30
Construction	476	3,562	1,695,506	—	—	—	—	—	—	—
Land - Acquisition & Development	95	1,565	148,711	—	—	—	—	—	—	—
Single-Family Residential	19,713	330	6,495,449	33	19	44	96	0.49	22,143	0.34
Construction - Custom	538	490	263,638	1	—	1	2	0.37	847	0.32
Land - Consumer Lot Loans	1,106	108	118,917	2	—	1	3	0.27	393	0.33
HELOC	4,281	58	247,145	9		7	16	0.37	1,668	0.67
Consumer	7,068	11	74,844	24	10	32	66	0.93	516	0.69
	37,582	473	$17,763,942	82	31	98	211	0.56%	$58,057	0.33%

September 30, 2023
Multi-Family	1,134	2,545	$2,886,594	—	—	1	1	0.09%	$132	—%
Commercial Real Estate	1,199	2,761	3,310,101	1	1	3	5	0.42	24,428	0.74
Commercial & Industrial	2,000	1,158	2,315,318	2	5	18	25	1.25	8,298	0.36
Construction	490	3,753	1,838,936	—	—	—	—	—	—	—
Land - Acquisition & Development	93	1,685	156,661	—	—	—	—	—	—	—
Single-Family Residential	19,737	324	6,388,990	30	19	45	94	0.48	23,925	0.37
Construction - Custom	665	488	324,451	1	1	1	3	0.45	3,464	1.07
Land - Consumer Lot Loans	1,131	110	124,842	2	2	1	5	0.44	611	0.49
HELOC	4,229	56	237,754	11	3	6	20	0.47	2,046	0.86
Consumer	1,694	41	70,110	9	2	14	25	1.48	411	0.59
	32,372	545	$17,653,757	56	33	89	178	0.55%	$63,315	0.36%

June 30, 2023
Multi-Family	1,137	2,514	$2,858,433	1	—	1	2	0.18%	$496	0.02%
Commercial Real Estate	1,193	2,698	3,218,451	—	—	—	—	—	—	—
Commercial & Industrial	2,068	1,204	2,490,740	3	3	12	18	0.87	32,551	1.31
Construction	528	3,332	1,759,434	—	—	—	—	—	—	—
Land - Acquisition & Development	101	1,601	161,658	—	—	—	—	—	—	—
Single-Family Residential	19,630	319	6,258,592	29	9	49	87	0.44	19,086	0.30
Construction - Custom	804	468	376,045	1	—	1	2	0.25	711	0.19
Land - Consumer Lot Loans	1,173	114	133,994	2	2	1	5	0.43	264	0.20
HELOC	4,151	55	228,132	6	1	6	13	0.31	1,448	0.63
Consumer	1,729	44	76,778	8	1	16	25	1.45	540	0.70
	32,514	540	$17,562,257	50	16	86	152	0.47%	$55,096	0.31%